SUPPLEMENT DATED DECEMBER 20, 2024

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2024

FOR HEDGED EQUITY PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2024 for Hedged Equity Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, the following is added in the “Portfolio Manager and Primary Title with Sub-Adviser” table:

Matthew P. Bensen, Portfolio Manager	Since 2024
Judy Jansen, Portfolio Manager	Since 2024